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                                                                   Exhibit 23.10

                               ENGINEER'S CONSENT

  We consent to the reference to our appraisal report for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.

                                          JOHN P. HUNTER & ASSOCIATES, LTD.
                                          /s/ John P. Hunter
July 13, 1999